UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8–K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 27, 2014
THE WET SEAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35634	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, CA 92610
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:
(949) 699-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) and (e) On July 27, 2014, Christine Lee (age 43) executed her offer of employment to join The Wet Seal, Inc. (the “Company”) as the Company's Executive Vice President, Chief Merchandising Officer. Ms. Lee is expected to join the Company in such role on September 3, 2014. Ms. Lee will report directly to the Company's Chief Executive Officer, Mr. John D. Goodman.
Since February 2010, Ms. Lee has served as Senior Vice President, Women’s Merchandising for Pacific Sunwear of California, Inc. (“Pacific Sunwear”). Prior to joining Pacific Sunwear, Ms. Lee spent 18 years with specialty retailer Urban Outfitters, where she held various positions ranging from Sales Associate to General Merchandise Manager of Women’s Apparel and Accessories and Urban Renewal and Design.
Upon commencement of her full-time employment with the Company (“Grant Date”), Ms. Lee will be entitled to receive the annual base salary, target level in the Company’s Fiscal 2014 Corporate Incentive Plan (“Incentive Plan”) and signing bonus as indicated in the following table:

Named Executive Officer	Base Salary	Incentive Plan (1)	Signing Bonus(2)
Christine Lee	$470,000	50%	$10,000
Executive Vice President, Chief Merchandising Officer

(1)
Pursuant to the terms and conditions of the Incentive Plan, Ms. Lee will be eligible to participate (pro-rated for the partial year) in the Incentive Plan with her target cash bonus established at 50% of her annual base salary.

(2)	Ms. Lee is obligated to reimburse the Company her signing bonus should she voluntarily leave the Company within 12 months of her employment.
In addition, upon joining the Company Ms. Lee will be granted awards of performance stock units (“PSUs”), restricted stock units (“RSUs”) and premium options pursuant to the Company’s Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”). To determine the number of PSUs or RSUs to be awarded to Ms. Lee, the amounts set forth below in the Dollar Amount column for the PSUs and RSUs will be divided by the greater of (x) the average closing trading price of the Company’s Class A Common Stock over the thirty (30) calendar days ending on the last trading day prior to the Grant Date and the (y) the closing trading price of the Company’s Class A Common Stock on the Grant Date. To determine the number of shares of the Company’s Class A Common Stock underlying the premium options, the amount set forth in the Dollar Amount column for premium options will be divided by the Grant Date value of each premium option based on the Black-Scholes option pricing model.

Dollar Amount	Type of Award
$141,000	Restricted Stock Units(1)
$750,000	Performance Stock Units (2)
$94,000	Premium Options(3)

(1)
Subject to the terms of the 2005 Plan, the RSU’s will vest annually in one-third increments on each anniversary of the Grant Date, such that the RSU’s will be fully vested on the third anniversary of the Grant Date.

(2)	Subject to the terms of the 2005 Plan, the PSU’s will vest in three equal installments based upon the achievement of the following specified performance targets and time-based vesting requirements:

Time Period	Comparable Sales Percentage Increase Target	Merchandise Margin
#1 - Q4 2014-FY 15 (5 quarters)	9%	200 basis point improvement versus FY2014
#2 - FY16	+ 15% (sum of the 2 comp sales measures for the first two Time Periods)	200 basis point improvement versus FY2014
#3 - F Y 17	+ 20% (sum of the 3 comp sales measures for the three Time Periods)	200 basis point improvement versus FY2014

In order for a particular PSU installment to vest, both the comparable sales percentage increase target and the merchandise margin target for the installment must be met; provided, however, that the comparable sales percentage increase targets are cumulative such that progress during one or more periods may be carried forward in order to determine whether the target has been achieved in a subsequent period or period.

(3)
The exercise price for the premium options will be 110% of the closing trading price of the Company’s Class A Common Stock on the Grant Date. Subject to the terms of the 2005 Plan, the premium options will vest annually in one-third increments on each anniversary of the Grant Date, such that the options are to be fully vested on the third anniversary of the Grant Date.

Upon commencement of her employment, Ms. Lee will also be designated a participant in the Company's Severance and Change in Control Plan (the “Severance Plan”) and the Severance Plan will be amended to provide that the terms and conditions of an approved participation agreement override the terms otherwise contained in the Severance Plan. In the case of Ms. Lee, Ms. Lee’s participation agreement will provide that in the event her employment with the Company is terminated without cause and the Severance Plan would otherwise provide for accelerated vesting of any portion of her PSU award, then she will be entitled to receive accelerated vesting as to 1/3rd of her PSU award (and then only to the extent unvested) and not the entire PSU award.
Additional Benefits
Ms. Lee will be entitled to participate in all employee benefit plans or programs of the Company, generally available to its senior level executive employees, including life insurance, health, disability and major medical insurance plans, and such other employee benefit plans and programs and perquisites as the Company maintains for the benefit of its employees. In addition, Ms. Lee will be eligible to participate in an executive care plan designed to supplement the Company’s major medical plan by reimbursing executives and eligible dependents for certain healthcare expenses not covered by the underlying medical plan.
The foregoing summary of the proposed terms of employment for Ms. Lee is qualified in its entirety by (i) the Severance Plan, a copy of which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2013 and (ii) the Offer Letter between the Company and Ms. Lee executed on July 27, 2014, a copy of which is filed herewith as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure
On July 31, 2014, the Company issued a press release announcing Ms. Lee’s appointment as the Company’s Executive Vice President, Chief Merchandising Officer. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 and in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
10.1 Offer Letter, dated as of July 25, 2014, entered into between the Company and Ms. Lee on July 27, 2014.
99.1 Press release, dated July 31, 2014, issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: July 31, 2014	By:	/s/ Steven H. Benrubi
	Name:	Steven H. Benrubi
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Offer Letter, dated July 25, 2014, entered into between the Company and Ms. Lee on July 27, 2014.
99.1	Press release, dated July 31, 2014, issued by the Company.